EXHIBIT 10.6.2
                                                                  --------------

DATED                 23rd June                  1988

                 WARRINGTON AND RUNCORN DEVELOPMENT CORPORATION



                                     - and -



                            MINIPAK AEROSOLS LIMITED



                                    L E A S E

           relating to 10/11 Arkwright Road Astmoor Industrial Estate

                                     Runcorn





                                                                     Dove & Hodd
                                                                      Solicitors
                                                                  New Town House
                                                             Buttermarket Street
                                                             Warrington Cheshire

THIS LEASE is made the 23rd day June One thousand nine hundred and eighty eight B E T W E E N

WARRINGTON AND RUNCORN DEVELOPNENT CORPORATION New Town House Buttermarket Street Warrington Cheshire (hereinafter called "the Corporation") of the one part and MINIPAK AEROSOLS LIMITED of 9 Arkwright Road Astmoor Industrial Estate Runcorn (hereinafter called "the Lessee") of the other part

W I T N E S S E T H as follows:-

1. THE Corporation hereby demise unto the Lessee ALL THAT piece of land situate on the Astmoor Industrial Estate (hereinafter called "the Estate") containing in the whole 20,000 square feet or thereabouts which for the purpose of identification only is more particularly delineated in the plan annexed hereto and thereon edged red

TOGETHER WITH

   (1)The factory building erected thereon known as Unit number 10/11 Arkwright Road Astmoor Industrial Estate Runcorn in the County of Cheshire and the Corporations fixtures and fittings therein or thereon (all which said land buildings fixtures and fittings as hereinafter collectively called "the demised premises")

   (2)Full and free right of access at all times over the Estate roads for the reasonable purpose of carrying on their trade or business and

   (3)The free passage of surface storm soil and effluent drainage gas water and electricity steam telephone and any other service or supply from the demised premises through the sewers drains watercourses conduits pipes wires and cables which now are or may hereafter during the term hereby granted be in or over under or upon the adjoining or neighbouring lands of the Corporation and their successors in title or the said Estate roads
EXCEPT AND RESERVED unto the Corporation

   (1)The free passage of surface storm soil and effluent drainage gas water and electricity steam telephone or any other service or supply from the other buildings and the land of the Corporation and their lessees adjoining or near to the demised premises through the sewers drains watercourses conduits pipes wires and cables which now are or may hereafter during the term hereby granted be in or over under or upon the demised premises

   (2)At any time hereafter the right to execute works services and .erections and buildings upon or to alter or rebuild any of the erections services and buildings erected on their adjoining and neighbouring lands and to use their adjoining and neighbouring land and buildings or erections as they think fit notwithstanding that the access of light and air to the demised premises may be interfered with

TO HOLD the same unto the Lessee f r the term of Twenty years from the 7th day of March 1988 SUBJECT to the covenants terms and conditions hereinafter contained PAYING therefor unto the Corporation during the said term the yearly rent of (pound)48,000 or such greater sum as may from time to time become payable in accordance with the provisions for rent review contained in Clause 4(3) hereof such rent to be paid in equal instalments in advance on the first days of January April July and October in every year and (as the case may be) in proportion AND ALSO PAYING by way of additional rent a sum or sums of money equal to the amount which the Corporation may expend in effectinq and maintaining the insurance of the demised premises against destruction or damage by fire or other perils in their full value and the insurance of not more than one years rent such last mentioned sum or sums to be paid without any deduction in equal instalments in advance together with the yearly rent aforementioned

2. THE Lessee hereby covenants with the Corporation as follows:-

(1) To pay the said yearly rents at the times and in the manner aforesaid without any deduction

(2) To pay all rates and other outgoings which now are or during the said term shall be payable in respect of the demised premises or any part thereof

(3) To paint with two coats of paint approved both as to quality and colour by the Corporation in a workmanlike manner in every fifth year and in the last year of the said term (whether determined by effluxion of time or otherwise) all the parts of the demised premises both interior and exterior as now are painted and any additions or alterations thereto and at the same time to treat in manner approved by the Corporation any surfaces which should be so treated PROVIDED ALWAYS that if this Lease shall not continue for a period of five years then the Lessee shall on demand pay to the Corporation or as it directs a sum equal to the proportionate part of the total cost to the Corporation for any less period than five years (a year or part of a year shall represent one fifth of such cost) whether such sum is expended or not of painting or otherwise treating the demised premises in manner aforesaid the amount of such cost and of the relative proportionate part thereof to be assessed by the Corporation through their appropriate Chief Officer whose decision shall be final and binding on the Lessee

(4) To keep the demised premises including the windows gutterings sewers drains walls and doors thereof and sanitary water and heating apparatus thereof and all additions thereto in good and substantial repair and condition (destruction or damage by fire or other perils in respect of which the Corporation has insured always excepted) and so deliver up the same at the end or sooner determination of the said term hereby created

(5) To keep all used containers refuse scrap and other discarded matter in a suitable receptacle or in an otherwise tidy condition and to arrange for the removal thereof at frequent and regular intervals

(6) In all respects to comply with the legislatioin relating to Planning Factories Clean Air Drainage of Trade Premises and Public Health and with any other obligations imposed by law in regard to the demised premises and the trade or business for the time being carried on in the demised premises

(7) To permit the Corporation or their agents at all convenient times to enter the demised premises and examine the state of repair and condition thereof and to check and take inventories of the Landlords fittings fixtures and equipment therein and that the Lessee will repair and make good all defects decays and wants of repair thereto of which notice in writing shall be given by the Corporation to the Lessee and for which the Lessee may be liable hereunder within one month after the giving of such notice PROVIDED that in case of default by the Lessee the Corporation may make good such defects decays and wants of repair and the cost of the same shall be repayable by the Lessee to the Corporation on demand

(8) Not to make any alterations or additions to the demised premises or erect any new buildings thereon without the consent of the Corporation and the approval of the Corporation to the plans and specifications thereof and if such consent and approval is given to make such alterations or additions in conformity with such plans and specifications and to the approval of the Corporation and upon such terms as the Corporation may consider just

(9) To use the demised premises for the purpose of the manufacture and distribution of aerosol filled products and for purposes allied or ancillary thereto and not to use the demised premises or suffer or permit the same to be used for any other purpose whatsoever except with the previous consent in writing of the Corporation in granting or withholding such consent the Corporation shall be entitled to consider among other matters the management of the Estate and the general planning of Runcorn New Town

(10) Not to use the demised premises or suffer or permit the same to be used for any offensive noisy or dangerous trade business manufacture or occupation or for any purpose or in any manner which may be a nuisance to the Corporation or the owners or occupiers of neighbouring premises or in the Corporations opinion detrimental to the use and development of the Estate

(11) Not to exhibit on the outer wall or roofs of the demised premises or of any building or structure thereon any sign flag or advertisement except such as may previously have been approved by the Corporation and in default the Corporation may enter and remove the same at the Lessees cost PROVIDED however that the Lessee may erect a sign in such position and of such form colour or design as may be first approved by the Corporation displaying the name of the Lessee

(12) Not to suspend any weight from the roof or roof members or use the roof of the demised premises for the storage of qoods or to place or permit or suffer to be placed any weight thereon or to permit any person or persons to enter thereon save with a view to the execution of necessary repairs and then only in such manner as to subject the roof or roof members to the least possible strain

(13) Not to move place or keep or permit to be moved placed or kept on in and adjacent to the demised premises any heavy articles or things in such manner or position or in such quantity or weight or otherwise in such manner howsoever as to cause damage to or exceed the load bearing capabilities of the floors walls or structure of the demised premises and to indemnify the Corporation from and against all actions proceedings costs claims and liability which may arise as a result of any breach hereof

(14) Not to assign underlet or grant any licence in respect of the demised premises or any part thereof nor part with or share the possession thereof or of any part thereof without the written consent of the Corporation save that an assignment or underletting of the whole or part of the demised premises to another member of a group of companies (as defined by Section 42 of the Landlord and Tenant Act 1954) of which the Lessee is also a member shaIl not be an infringement of this covenant PROVIDED that one months written notice of the Lessees intention so to assign or underlet is given to the Corporation

(15) Not to do or permit or suffer to be done anything whereby the policy or policies of insurance on the demised premises or any adjoining or neighbouring premises against destruction or damage by fire or other perils may become void or voidable or whereby the rates of premium thereon may be increased and to repay to the Corporation all sums paid by way of increased premiums and all expenses incurred by them in or about the renewal of such policy or policies rendered necessary by a breach of this covenant and all such payment shall be made immediately on demand

(16) To permit the Corporation and all persons authorised by them at all reasonable times to enter on the demised premises or any part thereof for the purposes of repairing maintaining or rebuilding on any adjoining premises or for the purpose of making repairing maintaining cleansing lighting and keeping in good order and condition all roads sewers drains pipes gutters culverts fences or other conveniences which shall belong to or be used for the demised premises in common with other premises and also for the purpose of laying down maintaining repairing and testing the heating system and drainage gas and water pipes and electric wires or cables or for other similar purposes the Corporation or such persons as aforesaid making such entry doing as little damage as may be and making good any damage occasioned thereby to the demised premises (17) Not to park or cause or allow to be parked any vehicles on the roads on the Estate and to ensure that the Lessees visitors and employees are aware of such restriction and any other regulations made by the Corporation or any other appropriate authority for the control of vehicles on the Estate

(18) At the expiration or sooner determination of the Lease the Lessee will yield up the demised premises in a condition consistent with the due performance by it of the provisions herein contained


3. THE Corporation hereby covenants with the Lessee as follows:-

(1) To insure the demised premises (but not the contents thereof) in the full value thereof against destruction or damage by fire or other perils in accordance with a policy a copy of or sufficient extract from which the Corporation shall furnish to the Lessee and in case the demised premises or any part thereof shall at any time be destroyed or damaged so as to be unfit for substantial occupation or use and the policy or policies effected by the Corporation shall not have been invalidated or payment of the policy monies refused in consequence of some act or default of the Lessee the rent hereby reserved or a just and fair proportion hereof according to the nature and extent of the actual damage done shall be suspended as from the happening of the said destruction or damage until the said premises shall be again rendered fit for occupation and use but the Lease shall in no way be invalidated and all sums received in respect of such insurance shall be used forthwith by the Corporation to repair reinstate or rebuild the demised premises and shall make good any deficiency out of their own monies

(2) The Lessee shall have quiet enjoyment of the demised premises without any lawful interruption or disturbance by the Corporation or by persons claiming title through the Corporation


4. IT IS HEREBY AGREED between the Corporation and the Lessee as follows:-

(1) That this Lease shall be read and construed as if it had been executed by both parties on the day of the commencement of the term hereby granted

(2) That if the rents hereby reserved or any part thereof respectively shall be unpaid for twenty eight days after becoming payable {whether formally demanded or not) or if any of the covenants on the Lessees part herein contained shall not be performed or observed or if the Lessee shall be wound up whether voluntarily {save for the purpose of reconstruction or amalgamation) or compulsorily or if the Lessee for the time being not being a corporation shall have a receiving order in bankruptcy made against him or them then in any such case it shall be lawful for the Corporation at any time thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action of the Corporation in respect of any antecedent breach of the Lessees covenants and conditions herein contained


5.(1) IN the fifth tenth and fifteenth years of the term (the last day of each or any of which years being hereinafter referred to as "the Relevant Review Date") there shall be agreed between the parties an amount representing the Reviewed Rent (as hereinafter defined) of the premises at the Relevant Review Date PROVIDED THAT in the absence of agreement the determination of such amount shall not more than three months before or at any time after the Relevant Review Date be referred on the application of either party to an independent valuer (acting as an expert and not as an arbitrator) to be appointed in default of agreement by the President of the Royal Institution of Chartered Surveyors

(2) The Reviewed Rent shall be whichever is the greater of

   (i)The rent payable hereunder immediately prior to the Relevant Review Date or

   (ii) The yearly rack rent at which the premises might reasonably be expected to be let as a whole at the Relevant Review Date

      (a) upon the suppositions

         (1)that the premises are to be let as a whole with vacant possession between a willing landlord and a willing tenant upon the open market for a term of twenty years calculated from the Relevant Review Date subject to the same covenants conditions and provisions as are herein contained (other than the amount of rent but including the provisions for rent review)

         (2)That the premises are in good and substantial repair and condition and if destroyed or damaged reinstated

         (3)That at the Relevant Review Date the premises are fit for immediate occupation and use and that no work has been carried out thereon which has diminished the rental value of the premises

         (4)That the covenants herein contained have been fully observed and performed

      (b)But there shall be disregarded any of the matters specified in paragraphs (a) (b) and (c) of Section 34 (1) of the Landlord and Tenant Act 1954 (as amended)

(3) The Reviewed Rent shall be due with effect from the Relevant Review Date notwithstanding that it is not assessed until after the Relevant Review Date and pending the agreement or determination thereof rent shall continue to be payable at the rate payable immediately prior to the Relevant Review Date and the difference between the then existing rent and the Reviewed Rent shall be payable on the next rent day after such assessment together with interest thereon at the rate of three per cent above the Base Rate (or its successor) from time to time of National Westminster Bank Plc for the whole of the period from the Relevant Review Date to the date of payment PROVIDED ALWAYS that the Lessee may pay on account of such additional rent any sum or sums which it shall consider fit and from the date of payment of such sum or sums no interest shall be payable by the Lessee thereon

(4) If at the Relevant Review Date there shall be in force a statute which shall prevent restrict or modify the Corporations right to review and increase the rent in accordance with this lease the Corporation shall when such restriction or modification is removed relaxed or modified be entitled on giving not less than one months notice in writing to the Lessee to proceed with any review of the rent which may have been prevented (or further to review the rent in respect of any review where the Corporations right was restricted or modified) and the date specified in the said notice shall be deemed for the purposes hereof to be a Relevant Review Date (providing that nothing herein shall be construed as varying any subsequent Relevant Review Date) and the Corporation shall be entitled to recover any resulting Increase in rent with effect from such date as shall then be permitted by law

(5) Memoranda of each of the Reviewed Rents shall be endorsed or annexed to the Original and Counterpart Leases


6. IF the Lessee wishes to expand within the designated area of Warrington and Runcorn then the Lessee may surrender this Lease and provided the Lessee has paid all the rent and observed and performed all the covenants hereinbefore contained the Lessee shall serve upon the Corporation six months notice of its intention to do so expiring on any rent day and thereupon the Corporation shall accept a surrender of this Lease and this demise shall absolutely determine without prejudice to any right of action of the Corporation in respect of any antecedent breach of the Lessees covenants and conditions herein contained

7. IN the event of the demised premises or any adjoining premises or any part thereof respectively being damaged or destroyed by fire and the insurance money under any insurance against fire effected thereon by the Corporation being wholly or partly irrecoverable by reason solely or in part of any act or default of the Lessee his agents servants or workmen or of persons occupying or being upon the demised premises with the authority or permission of the Lessee then and in every such case the Lessee will forthwith pay to the Corporation the whole or a fair proportion as the case may require of the cost of completely rebuilding or repairing the same

8. THE wall separating the demised premises from the adjoining premises shall be deemed to be a party wall and be repaired and maintained at the joint and equal expense of the lessees owners or occupiers for the time being of the premises separated thereby

9. ALL disputes and differences which may arise between the Corporation and the Lessee with regard to the provisions of this Lease or the rights and liabilities of the parties hereunder (except any dispute or difference regarding the rent hereby reserved) shall be referred to arbitration under the provisions of the Arbitration Act 1950 or any re-enactment or modification thereof for the time being in force

   IN WITNESS whereof the Corporation and the Lessee have hereunto affixed their respective Common Seals the day and year first before written


THE COMMON SEAL of WARRINGTON AND

RUNCORN DEVELOPMENT CORPORATION was hereunto affixed in the presence of:-

Board Member



Secretary